Dreyfus

Short-Intermediate

Government Fund

ANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

U.S. Government bond prices were mixed over the 12-month reporting period, with generally lower prices on short- and intermediate-term securities and higher prices on long-term bonds. This pattern of performance is primarily the result of supply-and-demand influences. U.S. Government bonds were positively affected by slowing economic growth during the second half of the reporting period. In addition to the moderating effects of the Federal Reserve Board's rate hikes during 1999 and the first half of 2000, the U.S. economy slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Short-Intermediate Government Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2000, the fund achieved a total return of 7.38%.(1) By comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, produced a total
return    of    6.87%    for    the    same    period.(2)

We  attribute  the fund's strong performance to our security selection strategy,
which   emphasized   U.S.   Government  agency  securities  and  mortgage-backed
securities.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. Government or its agencies and in repurchase agreements that are backed by U.S. Government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. Government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs") and also stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by U.S. Government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform
well    over    time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past year. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its February, March and May 2000 meetings. However, government bond prices later rose modestly when the Fed did not change interest rates at subsequent meetings in June, August, October and November. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy.

U.S. Government securities were also affected by political controversy early in the reporting period when members of Congress and the U.S. Treasury Department questioned the investment policies of the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). We believe that while these questions negatively impacted returns from indirect government obligations, they boosted returns of direct obligations such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities.

A difficult environment for stocks also positively affected the fund. As the economy slowed, equity investors became concerned that growth-oriented industry groups would be unable to maintain their earnings growth rates. As a result, investor sentiment shifted from "new economy" stocks to value-oriented "old economy" stocks, causing considerable market volatility and uncertainty. As a result, we believe many investors responded with a "flight to quality," in which they shifted their assets to short-term, very high quality securities. This surge in demand helped boost the prices of short-term U.S. Government securities.

In this environment, we emphasized some of the better performing areas of the U.S. Government securities market, including mortgage-backed securities issued by Ginnie Mae and U.S. Treasuries. We chose to stay in the intermediate maturity
sectors    --    although    U.S.    Treasury

bills were higher yielding, we wanted to lock in the rates with a longer maturity. Our fear was that the Fed would ease short-term rates. Therefore, there is substantial reinvestment rate risk.

What is the fund's current strategy?

As of November 30, 2000, we continued to emphasize mortgage-backed and U.S. Government agency securities. However, we have noted with interest that the difference in yields between short-term and long-term securities has widened recently. In addition, the Fed recently hinted that its relatively restrictive monetary policies might soon end, with possible interest-rate cuts in early 2001
if    the    economy    continues    to    slow.

If these trends persist, we may be ready to extend the portfolio's average effective duration from its neutral position toward the long end of its range in order to lock in prevailing yields for as long as practical. In addition, we have been finding attractive values in certain areas of the U.S. Government securities market that are currently out of favor among investors, including FNMA and FHLMC securities. Also, we continue to find the inflation-indexed U.S.
Treasury    securities    attractive.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Dreyfus Short-Intermediate Government Fund                   $18,984

Merrill Lynch Government, U.S. Treasury,
Short-Term (1-3 years) Index ((+))                           $18,630

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/00

                                                         Inception

                                                              Date             1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         4/6/87             7.38%              5.37%             6.62%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/90 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES AND REPURCHASE AGREEMENTS IN RESPECT OF SUCH SECURITIES. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN A PORTFOLIO OF SECURITIES THAT HAS AN EFFECTIVE DURATION OF APPROXIMATELY THREE YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

November 30, 2000

                                                                                            Principal

BONDS AND NOTES--94.4%                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT--15.1%

U. S. Treasury Bonds:

   10.75%, 2/15/2003                                                                         10,000,000               11,040,100

   11.875%, 11/15/2003                                                                       15,000,000               17,536,050

   12%, 5/15/2005                                                                             5,000,000                6,257,900

   12.75%, 11/15/2010                                                                         6,170,000                8,029,700

U. S. Treasury Notes,

   6.75%, 5/15/2005                                                                          12,347,000               12,959,535

                                                                                                                      55,823,285

U. S. GOVERNMENT AGENCIES--48.0%

Federal Home Loan Banks:

   Bonds, 7.25%, 5/15/2002                                                                   75,000,000               76,106,850

   Ser. A-1, Coupon Strips, 0%, 2/25/2003                                                     1,789,000                1,560,237

Federal Home Loan Mortgage,

   Notes, 6.625%, 8/15/2002                                                                  20,000,000               20,153,620

Federal National Mortgage Association:

   Coupon Strips, 0%, 7/24/2001                                                               1,227,000                1,177,859

   Notes, 4.75%, 11/14/2003                                                                  16,750,000               16,102,378

   Notes, 6.75%, 8/15/2002                                                                   20,000,000               20,193,440

   Principal Strips, 0%, 8/7/2001                                                             6,000,000                5,737,020

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         35,500,000  (a)          36,858,858

                                                                                                                     177,890,262

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--31.3%

Federal Home Loan Mortgage:

   7.5%                                                                                      15,000,000  (b)          15,121,800

   REMIC, Mutliclass Mortgage Participation Ctfs.

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     3,216,418  (c)             376,764

         Ser. 1992, Cl. PG, 7%, 4/15/2014                                                     2,026,494  (c)             106,708

   Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                4,918,750

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             24,932,465               24,340,319

   6.79%, 11/1/2003                                                                           5,162,143                5,165,144

   6.985%, 11/1/2003                                                                          6,769,741                6,802,365

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                                                   3,414,780                3,427,597

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           2,737,434  (c)             593,695

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                                                  6,061,947                6,038,268

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

BONDS AND NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II:

   7.5%                                                                                      23,500,000  (b)          23,661,445

   Adjustable Rate Mortgage,

      6.5%, 7/20/2030                                                                        14,894,537               14,987,628

U. S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                     10,429,080               10,353,134

                                                                                                                     115,893,617

TOTAL BONDS AND NOTES

   (cost $346,016,172)                                                                                               349,607,164
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--17.5%
------------------------------------------------------------------------------------------------------------------------------------

U. S. TREASURY BILLS:

   6.34%, 12/18/2000                                                                         31,800,000               31,704,043

   6.06%, 3/1/2001                                                                           33,450,000               32,948,250

   (cost $64,647,657)                                                                                                 64,652,293
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $410,663,829)                                                            111.9%              414,259,457

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.9%)             (44,094,390)

NET ASSETS                                                                                       100.0%              370,165,067

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(B) PURCHASED ON A FORWARD COMMITMENT BASIS.

(C) NOTIONAL FACE AMOUNT SHOWN.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

November 30, 2000

                                                                                            Principal

NOTES                                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. Treasury Notes, 5.75%, 8/15/2010                                                     10,892,000               11,055,380

U. S. Treasury Notes, 5.75%, 11/15/2005                                                    25,825,000               26,212,375

TOTAL SECURITIES SOLD SHORT

   (proceeds $37,320,242)                                                                                           37,267,755

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           410,663,829   414,259,457

Receivable from brokers for proceeds on securities sold short        37,320,242

Receivable for investment securities sold                             8,057,229

Interest receivable                                                   2,874,824

Receivable for shares of Beneficial Interest subscribed                 228,333

                                                                    462,740,085
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           194,850

Cash overdraft due to Custodian                                       7,641,177

Payable for investment securities purchased                          46,601,903

Securities sold short, at value (proceeds $37,320,242)
   --See Statement of Securities Sold Short                          37,267,755

Payable for shares of Beneficial Interest redeemed                     744,028

Accrued expenses                                                       125,305

                                                                    92,575,018
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     370,165,067
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     419,844,399

Accumulated net realized gain (loss) on investments
   and securities sold short                                       (53,327,447)

Accumulated net unrealized appreciation (depreciation)
   on investments and securities sold short--Note 4(b)                3,648,115
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      370,165,067
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     35,007,994

NET ASSET VALUE, offering and redemption price per share ($)              10.57

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     24,973,441

EXPENSES:

Management fee--Note 3(a)                                            1,925,374

Shareholder servicing costs--Note 3(b)                                 550,368

Custodian fees--Note 3(b)                                               55,898

Trustees' fees and expenses--Note 3(c)                                  54,719

Professional fees                                                       50,427

Prospectus and shareholders' reports                                    40,562

Registration fees                                                       29,284

Loan commitment fees--Note 2                                             2,196

Miscellaneous                                                           19,647

TOTAL EXPENSES                                                       2,728,475

INVESTMENT INCOME--NET                                              22,244,966
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                  (2,365,073)

Short sale transactions                                              (821,393)

NET REALIZED GAIN (LOSS)                                           (3,186,466)

Net unrealized appreciation (depreciation) on
   investments and securities sold short                            8,009,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              4,823,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               27,068,364

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                              ----------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         22,244,966           27,920,852

Net realized gain (loss) on investments       (3,186,466)         (15,544,701)

Net unrealized appreciation (depreciation)
   on investments                               8,009,864          (2,139,885)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   27,068,364           10,236,266
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (22,316,980)         (27,880,155)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  80,898,681          146,416,081

Dividends reinvested                           18,959,565           22,936,354

Cost of shares redeemed                     (169,226,799)        (204,640,779)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (69,368,553)         (35,288,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (64,617,169)         (52,932,233)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           434,782,236         487,714,469

END OF PERIOD                                 370,165,067         434,782,236

Undistributed investment income--net                 --                72,014
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,787,520          13,793,084

Shares issued for dividends reinvested          1,822,229           2,169,933

Shares redeemed                              (16,307,370)        (19,323,645)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (6,697,621)         (3,360,628)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.43          10.82          10.82          10.95         11.06

Investment Operations:

Investment income--net                                            .60            .63            .74            .66           .65

Net realized and unrealized
   gain (loss) on investments                                     .14          (.39)            .01          (.13)          (.11)

Total from Investment Operations                                  .74            .24            .75            .53           .54

Distributions:

Dividends from investment income--net                           (.60)          (.63)          (.75)         (.66)          (.65)

Net asset value, end of period                                  10.57          10.43          10.82         10.82          10.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.38           2.33           7.21          4.93           5.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .71            .71            .70           .74           .74

Ratio of net investment income
   to average net assets                                         5.78           6.00           6.85          6.13          5.99

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --           .01            --

Portfolio Turnover Rate                                      1,056.17       1,096.12         902.14        818.39        594.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         370,165        434,782        487,714       488,172       569,319

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities.
This    adjustment    will    therefore,

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $53,125,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005, $13,323,000 expires in fiscal 2007 and $5,954,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $263,249 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $160,031 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2000, the fund was charged $55,898 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended November 30, 2000:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     3,920,524,817        3,957,492,798

Short sale transactions               3,022,184,200        3,043,592,908

     TOTAL                            6,942,709,017        7,001,085,706

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segre-

gated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at November 30, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At November 30, 2000, accumulated net unrealized appreciation on investments and securities sold short was $3,648,115, consisting of $4,435,218 gross unrealized appreciation and $787,103 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and securities sold short, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
signature logo


New York, New York

January 9, 2001



                                                           For More Information

                        Dreyfus Short-Intermediate Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  542AR0011